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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 13, 1999
                Date of Report (Date of earliest event reported)



                            THORN APPLE VALLEY, INC.
             (Exact name of registrant as specified in its charter)


        Michigan                    000-06566                    38-1964066
----------------------------       -----------              --------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

26999 Central Park Boulevard, Suite 300, Southfield, MI               48076
--------------------------------------------------------------------------------
    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code             (248) 213-1000
                                                   -----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)









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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On October 13, 1999, the client-auditor relationship between Thorn Apple Valley, Inc. (the "Company") and PricewaterhouseCoopers LLP, the independent accountants for the Company, ceased. In connection with its audits for fiscal years 1998 and 1997, and during the interim period preceding PricewaterhouseCoopers LLP's resignation, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for such years, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements. PricewaterhouseCoopers LLP's reports with respect to the Company's financial statements for fiscal 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

     The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission confirming that they agree with the above statements. A copy of such letter, dated November 17, 1999, is filed as Exhibit 16.2 to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  16.1 Letter from PricewaterhouseCoopers LLP confirming cessation of client-auditor relationship.

                  16.2 Letter of PricewaterhouseCoopers LLP confirming agreement with statements in Form 8-K.


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                                    FORM 8-K


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THORN APPLE VALLEY, INC.



                            By: /s/ Ronald D. Risher
                               ---------------------------------------
                               Vice President and Corporate Controller


Dated:  November 17, 1999








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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

16.1 Letter from PricewaterhouseCoopers LLP confirming cessation of client-auditor relationship.

16.2 Letter of PricewaterhouseCoopers LLP confirming agreement with statements in Form 8-K.







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